GREAT-WEST FUNDS, INC.
Great-West Templeton Global Bond Fund
(the “Fund”)
Initial Class Shares

Supplement dated September 4, 2014 to the Prospectus and Summary Prospectus for the
Fund, each dated May 1, 2014, and the Statement of Additional Information for
Great-West Funds, Inc., dated May 1, 2014

Effective September 2, 2014, Canyon Chan is no longer a portfolio manager of the Fund. All references to Canyon Chan in the Prospectus, Summary Prospectus and Statement of Additional Information are removed.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus, Summary Prospectus and Statement of Additional Information.

Please keep this Supplement for future reference.